                                                                    EXHIBIT 10.7

                                 Amendment to
                   "COMPROMISE AGREEMENT AND MUTUAL RELEASE"


     This Amendment ("the Amendment") is hereby made to Compromise Agreement and Mutual Release dated September 1, 1996 ("the Agreement"), attached herein as Exhibit "A", signed by and between Telenetics Corporation ("Telenetics") on one side, and SMC Communications Group, Inc. ("SMC Corp.") and Shala Shashani doing business as SMC Group ("Shashani"), jointly on the other side.

Recitals

     Whereas, the Agreement was signed on September 1, 1996 but never fulfilled and Telenetics is in default on the Agreement;

     Whereas, Telenetics is indebted to SMC Corp. and Shashani as indicated in the paragraphs 2.a., 2.b. and 2.c. of the Agreement has increased in principal and accrued interest since September 1, 1996;

     Now therefore, the parties agree to amend the Agreement as follows:

     1. Paragraphs 2.b.and 3.c. are hereby amended to reflect that as of the date of this amendment, the total unpaid sum for Telenetics rental obligation is $141,500 plus accrued interest and late charges as indicated in the accompanying letter by Telenetics Controller (Exhibit "B").

     2. Paragraph 3.c. is hereby amended to allow for issuance of a note for the sum of $141,500 payable to Shashani to cover the indebtedness under paragraph 2.b. of the Agreement and paragraph 1 of the Amendment. This note shall mature by December 31, 1999 bearing 10% interest per annum commencing on March 31, 1998. Telenetics may pay this note and accrued interest earlier than said maturity date without any penalties. (Exhibit "C").

     3. Paragraph 3.c is further amended to allow for issuance of a note for the sum of $115,535 payable to SMC Corp. to cover the indebtedness under paragraph 2.c. of the Agreement. This note shall mature by December 31, 1999 bearing 10% interest per annum commencing on March 31, 1998. Telenetics may pay this note and accrued interest earlier than said maturity date without any penalties. (Exhibit "D").

     4. Paragraph 3.a. is amended as follows:

     a. The sum of $200,000 payable to Shashani is increased to $250,000 to include unpaid interest and to compensate for Telenetics inability to pay this sum in cash as provided under terms of the Agreement. A note shall be issued to cover this obligation. This note shall mature by April 30, 1999 bearing 7% interest. (Exhibit "E")

     b. Number of shares of common stock to be issued shall remain the same as Five Million (5,000,000). Certificate shall be issued by March 31, 1998.

     All other terms and conditions and covenants of the Agreement shall remain enforced.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this 30th day of December 1997.


                                    TELENETICS CORPORATION



                                    By: /s/ MICHAEL ARMANI
                                        -----------------------------
                                    Michael Armani
                                    President & Chief Executive Officer


                                    SMC GROUP



                                    By: /s/ SHALA SHASHANI
                                    ________________________________
                                    Shala Shashani




                                    SMC COMMUNICATIONS GROUP, Inc.



                                    By: /s/ SHALA SHASHANI
                                    ________________________________
                                    Shala Shashani
                                    President

                                                                 Exhibit "A"


                    COMPROMISE AGREEMENT AND MUTUAL RELEASE


     Telenetics Corporation, a California corporation, hereinafter referred to as "Telenetics", on the one side, and SMC Communications Group, Inc., a California corporation, and Shala Shashani, doing business as SMC Group, hereinafter respectively referred to as "SMC Corp." and "Shashani," jointly on the other side, in consideration of the promises made herein, agree as follows:



                        NATURE AND EFFECT OF AGREEMENT

     1. This Agreement consists of a compromise and settlement by each party of that party's claims against the other party, and a release given by each party to the other relinquishing all claims against the other. By executing this Agreement, each of the parties intends to and does hereby extinguish the obligations heretofore existing between them. This Agreement is not, and shall not be treated as, an admission of liability by either party for any purpose.



                         Nature and Status of Dispute

     2. a. Between January 1, 1992 and the present Shashani lent to Telenetics the sum of $389,642. The parties hereto agree that the outstanding balance of principal and interest owed on this obligation as of July 31, 1996, was $498,167, all of which is past due and immediately callable.

        b. Between September 1, 1994 and August 31, 1996 Telenetics has incurred a rental obligation to Shashani for the occupancy of 26772 Vista Terrace Drive, Lake Forest, California in the amount of $87,500 plus accrued late charges and interest which sums are unpaid. In that same time period Telenetics has made improvements to the subject premises in the approximate amount of $30,000 which have not been reimbursed.

        c. Between January 1, 1992 and the present SMC Corp. and/or Shashani provided products and services to or on behalf of Telenetics in the invoice amount of $115,535, none of which has been paid.


                          MUTUAL COMPROMISE AGREEMENT

     3. Each party, in consideration of the promises and concessions made by the other, hereby compromises and settles any and all past, present, or future claims, demands, obligations, or causes of action, whether based on tort, contract, or other theories of recovery, which that party has or which may later accrue to or be acquired by that party against the other party and the other party's predecessors and successors in interest, heirs and assigns, as well as past, present and future officers, directors, shareholders, agents, employees, parent and subsidiary organizations, affiliates and partners, arising from the subject matter of the action described in Paragraph 2 of this Agreement, on the following terms and conditions:

               a. Telenetics shall pay to Shashani the sum of $200,000 and shall issue to her Five Million (5,000,000) shares of the common stock of Telenetics in the manner hereinafter set forth in full satisfaction of the dispute, and any and all claims arising therefrom, described in Paragraph 2a of this Agreement. In this regard, the parties agree that the sum of $200,000, bearing no interest, shall be paid in full within thirty days of the execution hereof. The parties hereto acknowledge that Telenetics is presently without corporate authority to issue an additional 5,000,000 shares of its Common Stock and that its Board of Directors will call a Shareholders' Meting to convene before September 30, 1996 to increase the authority to issue Telenetics' Common Stock to a number more than adequate to meet its obligations hereunder. Telenetics shall issue and deliver its stock certificate for 5,000,000 shares in the name of Shashani, or her nominees, to Shashani on or before October 1, 1996.

               b. Telenetics shall pay to Shashani the sum of $203,035 in the manner hereinafter set forth in full satisfaction of the dispute, and any and all claims arising therefrom, described in Paragraphs 2b and 2c of this Agreement. In this regard, the parties agree that the sum of $203,035, bearing no interest, shall be paid in six equal installments commencing thirty days following the execution hereof and continuing each thirty days thereafter until paid in full. Default shall be deemed to have occurred if any one payment is not received within ten days of its due date and upon any one default the remaining balance shall become immediately due and payable.

               c. Telenetics, SMC Corp. and Shashani agree that this compromise and settlement shall constitute a bar to all past, present, and future claims arising out of the subject matter of the dispute described in Paragraph 2.



                            MUTUAL GENERAL RELEASE

     4. Each of the parties on behalf of itself, its descendants, ancestors, dependents, heirs, executors, administrators, and assigns, parent and subsidiary organizations, affiliates, partners, agents, servants, shareholders, employees, representatives, assigns and successors, hereby fully releases and discharges the other party and that party's descendants, ancestors, dependents, heirs, executors, administrators, and assigns, parent and subsidiary organizations, affiliates, partners, agents, servants, shareholders, employees, representatives, assigns and successors from all rights, claims, and actions which each party and the above-mentioned successors now have against the other party and the above-mentioned successors, stemming from their differences arising from the subjects of the dispute described in Paragraph 2.

                                UNKNOWN CLAIMS

     5 a. Each party acknowledges and agrees that the release it gives to the other party upon executing this Agreement applies to all claims for injuries, damages, or losses to its own person and property, real or personal (whether those injuries, damages, or losses are known or unknown, foreseen or unforeseen, patent or latent) which she or it may have against the other party. Each party certifies that she or it has read the following provisions of California Civil Code Section 1542:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

and indicates that fact by signing its initials here:


     /s/ M.A.   Telenetics
     ---------

     /s/ S.S.   SMC Corp. and Shashani
     ---------

     c. Each party understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if she or it should eventually suffer additional damages arising out of the facts referred to in Paragraph 2, she or it will not be able to make any claims for those damages. Furthermore, each party acknowledges that she or it consciously intends even as to claims for damages that may exist as of the date of this release but which she or it does not know exists, and which, if known, would materially affect her or its decision to execute this release, regardless of whether her or its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

                              ADVICE OF ATTORNEY

     6. Each party warrants and represents that in executing this Agreement she or it has relied upon legal advice from the attorney of her or its choice; that the terms of this Agreement have been read (including risks, complications and costs) have been completely explained to her or it by that attorney; and that she or it fully understands the terms of this Agreement. Each party further acknowledges and represents that in executing this release, she or it has not relied on any inducements, promises, or representations made by Releasee or any party representing or serving Releasee.

                            CONDITIONS OF EXECUTION

     7. Each party acknowledges and warrants that her or its execution of this release is free and voluntary.

                         EXECUTION OF OTHER DOCUMENTS

     8. Each party to this Agreement shall cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

                                ATTORNEYS' FEES

     9. Each party to this Agreement shall bear all attorney's fees and costs arising from that party's own counsel in connection with this Agreement and the matters referred to herein, and all related matters. This paragraph shall be applicable to this entire Agreement.

                               ENTIRE AGREEMENT

     10. This Agreement contains the entire agreement between the parties.

                                EFFECTIVE DATE

     11. This Agreement shall become effective immediately upon execution by Telenetics, SMC Corp. and Shashani.

                                 GOVERNING LAW

     12. This Agreement is entered into, and shall be construed and interpreted in accordance with, the laws of the State of California.


Executed at Lake Forest, California, on September 1, 1996.


             TELENETICS CORPORATION


             BY:   /s/ MICHAEL A. ARMANI
                --------------------------------------
                   Michael A. Armani, President


             SMC COMMUNICATIONS GROUP, INC.


             BY:   /s/ SHALA SHASHANI
                --------------------------------------
                   Shala Shashani, President


             SMC GROUP


             BY:   /s/ SHALA SHASHANI
                --------------------------------------
                   Shala Shashani, Proprietor

                                                                     EXHIBIT "B"

                                                                INTEROFFICE MEMO

From:     Rebecca Kolesar, Controller
To:       Michael Armani
Re:       Unpaid Accrued Rent


This memo is to confirm that as of March 31, 1998 the total amount of unpaid accrued rent to SMC/Shashani is $141,500. We have been paying rent since January 1, 1998 at the rate of $4,500 per month. The accrual is for the period ending December 31, 1997.


                                        /s/  REBECCA KOLESAR

                                                                     EXHIBIT "C"

                                    SECURED
                                PROMISSORY NOTE
                                ---------------


$141,500.00                                              Lake Forest, California
                                                               December 30, 1997

     FOR VALUE RECEIVED, Telenetics Corporation, a California corporation ("Borrower"), hereby promises to pay to the order of Shala Shashani, d.b.a. SMC Group ("Lender"), the principal sum of One Hundred Forty One Thousand Five Hundred and No/100 Dollars ($141,500.00) with interest thereon at the rate of ten percent (10%) per annum.

     1.  Payments.
         --------

         a) This Note may be prepaid, in part or in full, at any time and from time to time without premium or penalty. Borrower waives demand, presentment, notice of nonpayment or dishonor, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payment, before or after maturity, without prejudice to the holder.

         b) Accrual of interest commences on April 1998. No interest is accrued or due between the date of this note and April 1, 1998.

         c)  Interest is due and payable every quarter.

         d) Principal and any unpaid accrued interest shall be paid in full by December 31, 1999.

     2.  Security.  This Note is secured by a Security Agreement between Lender
         --------
and Borrower dated February 7, 1992 and any amendments thereafter.

     3.  Events of Default and Remedies.  Upon the happening of an event of
         ------------------------------
default with respect to this Note, the whole sum of principal and interest still outstanding pursuant to the terms of this Note shall become due and payable immediately, at the option of the Lender, unless said default is cured within thirty (30) business days. The following shall constitute events of default hereunder: (1) the failure of the Borrower to pay principal when due and payable; (2) a decree or order by a court having jurisdiction in the premises being entered adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Borrower under the Federal bankruptcy laws, or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged or unstayed for a period of sixty (60) days; or (3) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Borrower, or a substantial part of its property or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force discharged or unstayed for a period of sixty (60) days; or (4) any substantial part of the property of the Borrower, on a consolidated basis, shall be sequestered or attached and shall not be returned to the possession of the Borrower or released from such attachment within sixty (60) days thereafter; or (5) the Borrower shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of it or a substantial part of its property, or shall make an assignment for the benefit of creditors.

     4.  Miscellaneous.  This Note shall be binding upon and inure to the
         -------------
benefit of the heirs, executors, administrators, and successors of the parties hereto. It is the intention of the parties that the provisions of this Note shall be governed by and construed in accordance with the laws of the State of California.

                                     "BORROWER"

                                     TELENETICS CORPORATION
                                     a California corporation


                                     By:______________________________________
                                        Michael A. Armani, President

                                                                     EXHIBIT "D"
                                    SECURED
                                PROMISSORY NOTE
                                ---------------


$115,535.00                                              Lake Forest, California
                                                               December 31, 1997

     FOR VALUE RECEIVED, Telenetics Corporation, a California corporation ("Borrower"), hereby promises to pay to the order of SMC Communications Group, Inc. ("Lender"), the principal sum of One Hundred Fifteen Thousand Five Hundred Thirty Five and No/100 Dollars ($115,535.00) with interest thereon at the rate of ten percent (10%) per annum.

     1.  Payments.
         --------

         a) This Note may be prepaid, in part or in full, at any time and from time to time without premium or penalty. Borrower waives demand, presentment, notice of nonpayment or dishonor, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payment, before or after maturity, without prejudice to the holder.

         b) Accrual of interest commences on April 1998. No interest is accrued or due between the date of this note and April 1, 1998

         c)  Interest is due and payable every quarter.

         d) Principal and any unpaid accrued interest shall be paid in full by December 31, 1999.

     2.  Security.  This Note is secured by a Security Agreement between Lender
         --------
and Borrower dated December 31, 1997 and hereto attached.


     3.  Events of Default and Remedies.  Upon the happening of an event of
         ------------------------------
default with respect to this Note, the whole sum of principal and interest still outstanding pursuant to the terms of this Note shall become due and payable immediately, at the option of the Lender, unless said default is cured within thirty (30) business days. The following shall constitute events of default hereunder: (1) the failure of the Borrower to pay principal when due and payable; (2) a decree or order by a court having jurisdiction in the premises being entered adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Borrower under the Federal bankruptcy laws, or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged or unstayed for a period of sixty (60) days; or (3) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Borrower, or a substantial part of its property or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force discharged or unstayed for a period of sixty (60) days; or (4) any substantial part of the property of the Borrower, on a consolidated basis, shall be sequestered or attached and shall not be returned to the possession of the Borrower or released from such attachment within sixty (60) days thereafter; or (5) the Borrower shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of it or a substantial part of its property, or shall make an assignment for the benefit of creditors.

     4.  Miscellaneous.  This Note shall be binding upon and inure to the
         -------------
benefit of the heirs, executors, administrators, and successors of the parties hereto. It is the intention of the parties that the provisions of this Note shall be governed by and construed in accordance with the laws of the State of California.


                                       "BORROWER"

                                       TELENETICS CORPORATION
                                       a California corporation



                                       By:
                                          ----------------------------
                                          Michael A. Armani, President

                                                                     EXHIBIT "E"

                                    SECURED
                                PROMISSORY NOTE
                                ---------------


$250,000.00                                              Lake Forest, California
                                                               December 30, 1997

     FOR VALUE RECEIVED, Telenetics Corporation, a California corporation ("Borrower"), hereby promises to pay to the order of Shala Shashani, d.b.a. SMC Group ("Lender"), the principal sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) with interest thereon at the rate of ten percent (7%) per annum.

     1.  Payments.
         --------

         a) This Note may be prepaid, in part or in full, at any time and from time to time without premium or penalty. Borrower waives demand, presentment, notice of nonpayment or dishonor, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payment, before or after maturity, without prejudice to the holder.

         b) Accrual of interest commences on April 1998. No interest is accrued or due between the date of this note and April 1, 1998

         c)  Interest is due and payable every quarter.

         d) Principal and any unpaid accrued interest shall be paid in full by December 31, 1999.

     2.  Security.  This Note is secured by a Security Agreement between Lender
         --------
and Borrower dated February 7, 1992 and any amendments thereafter.


     3.  Events of Default and Remedies.  Upon the happening of an event of
         ------------------------------
default with respect to this Note, the whole sum of principal and interest still outstanding pursuant to the terms of this Note shall become due and payable immediately, at the option of the Lender, unless said default is cured within thirty (30) business days. The following shall constitute events of default hereunder: (1) the failure of the Borrower to pay principal when due and payable; (2) a decree or order by a court having jurisdiction in the premises being entered adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Borrower under the Federal bankruptcy laws, or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged or unstayed for a period of sixty (60) days; or (3) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Borrower, or a substantial part of its property or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force discharged or unstayed for a period of sixty (60) days; or (4) any substantial part of the property of the Borrower, on a consolidated basis, shall be sequestered or attached and shall not be returned to the possession of the Borrower or released from such attachment within sixty (60) days thereafter; or (5) the Borrower shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of it or a substantial part of its property, or shall make an assignment for the benefit of creditors.

     4.  Miscellaneous.  This Note shall be binding upon and inure to the
         -------------
benefit of the heirs, executors, administrators, and successors of the parties hereto. It is the intention of the parties that the provisions of this Note shall be governed by and construed in accordance with the laws of the State of California.


                                       "BORROWER"

                                       TELENETICS CORPORATION
                                       a California corporation



                                       By:
                                          ----------------------------
                                          Michael A. Armani, President


                                       2